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                                  EXHIBIT 10.39



                           NOTE MODIFICATION AGREEMENT

         This Note Modification Agreement is entered into as of April 12, 2000 by and between Hudson Hotels Properties Corp., ("Borrower") and Equity Inns Partnership, L.P. ("Lender").

                  WHEREAS, Borrower has previously executed and delivered to Lender its Promissory Note in the principal amount of $3,884,052.23 dated as of October 31, 1997 which Note was modified pursuant to Note Modification Agreement dated October 31, 1998; and

                  WHEREAS, there is currently outstanding under the Note the principal sum of $2,634,052.23, payment of which is in default; and

                  WHEREAS, Borrower and Lender have agreed to modify the terms of the Promissory Note as set forth herein and to reinstate the Promissory Note in good standing:

                  NOW, THEREFORE, be it resolved, that for and in consideration of the mutual agreements set forth herein, Borrower and Lender hereby agree:

         1. The definition of Maturity Date set forth in Section 1 of the Promissory Note shall be amended to read as follows:

                  "MATURITY DATE" SHALL MEAN APRIL 1, 2006.

         2. Section 4 of the Promissory Note, Principal Payments, shall be amended and restated as follows:

                  "4.      PAYMENTS.

                           (a) BORROWER SHALL PAY INTEREST ONLY MONTHLY ON THE FIRST DAY OF EACH MONTH, COMMENCING MAY 1, 2000 AND CONTINUING THROUGH APRIL 1, 2001.

                           (b) COMMENCING MAY 1, 2001, BORROWER SHALL MAKE 59 EQUAL AMORTIZING MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST IN THE AMOUNT OF $34,809.19 EACH.

                           (c) THE REMAINING BALANCE OF PRINCIPAL, PLUS ACCRUED BUT UNPAID INTEREST, SHALL BE DUE ON THE MATURITY DATE".

         3. Except as stated herein, the Promissory Note shall remain in full force and effect, unamended.


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         IN WITNESS WHEREOF, the parties have executed this Note Modification
Agreement to be effective as of the date above written.

                                         HUDSON HOTELS PROPERTIES CORP.


                                         By: /s/ E. Anthony Wilson
                                             -------------------------------


                                         EQUITY INNS PARTNERSHIP, L.P.
                                         By:  Equity Inns Trust, General Partner


                                         By: /s/ Howard Silver
                                             -------------------------------